                              Managed Municipals
                               Portfolio II Inc.

                                 Annual Report

                                August 31, 1999


                            [LOGO OF SMITH BARNEY]

                          [MANAGED MUNICIPALS  LOGO]
                               Managed Municipals
                                Portfolio II Inc.

                                 August 31, 1999


     Dear Shareholder:

     We are pleased to provide the annual report for the Managed Municipal Portfolio II Inc. ("Fund") for the year ended August 31, 1999. Over the year covered by this report, the Fund distributed income dividends totaling $0.54 per share. The table below shows the annualized distribution rate and twelve-month total return based on the Fund's August 31, 1999 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price:

                  Price            Annualized          Twelve-Month
                Per Share      Distribution Rate*      Total Return
              -------------    ------------------      ------------
              $11.30 (NAV)             5.31%                (3.29)%
              $10.063 (NYSE)           5.96%                (0.59)%

     In comparison, general closed-end municipal bond funds posted an average total return on NAV of a negative 0.64% for the same time period, as reported by Lipper, Inc. (Lipper is a major fund-tracking organization.)

     Municipal Bond Market Update

     We believe that the municipal bond market is approaching a temporary bottom. The Federal Reserve Board ("Fed") has implemented two monetary policy adjustments -- a 25 basis point increase in June and a 25 basis point increase in August -- and we believe these actions should remain unchanged for the foreseeable future. We also believe that fixed income markets are returning to "normal" in the aftermath of forced liquidations by major hedge funds and negatively impacted global markets in late 1998.

     * This distribution assumes a current monthly income dividend rate of $0.05 per share for twelve months.

     In our opinion, long U.S. Treasury yields are quite attractive and municipal bonds are trading at roughly 95%-96% of governments. This comparison helps to substantiate the fact that municipal securities are trading at low valuations relative to governments since, under normal market conditions, municipal securities have historically yielded roughly 85% of similar maturity Treasuries.

     As a result of last year's crisis (and ensuing credit crunch), the spread between the yields on municipal securities and Treasuries widened. The robust state of the U.S. economy contributed to the second-highest municipal securities issuance volume in history in 1998. The ability of the market to absorb such high volume indicates the steady demand for tax-exempt investments and reflects overall investor confidence.

     The recent upward pressure on municipal yields appears to result largely from two factors: 1) the lack of demand for municipal bonds by the traditional institutional sectors that have supported the municipal market; and 2) additional pressures resulting from the pre-Y2K avalanche of issues in the taxable market, which has attracted institutional investors who would otherwise buy municipals.

     Yields have rebounded sharply, up near three quarters of 1% since the beginning of 1999. The slope of the municipal yield curve has remained extremely steep, with 20-year municipals yielding roughly 120 basis points more than one-year paper. (The yield curve measures the difference between short- and long-term rates.) In the U.S. Treasury market, the difference between one-year and 30-year bond yields is only 80 basis points.

     Investment Strategy
     As of August 31, 1999, 89.9% of the Fund's holdings were rated investment grade** (BBB/Baa and higher) by either Standard & Poor's Ratings Group or Moody's Investors Service Inc., with 48.7% of the Fund invested in AAA/Aaa bonds, the highest possible rating.

     ** Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Group, or that have an equivalent rating by any nationally recognized statistical rating organization, or determined by the manager to be equivalent quality.

     We maintain a positive outlook on municipal securities. Additionally, we believe that buying bonds with relatively longer maturities (20 to 30 years) and lower coupons (5% and a bit lower) will enable us to be more aggressively positioned for a possible drop in long-term interest rates later this year.

     Until recently, our investment strategy had been focused primarily on buying high-grade, short-maturity bonds in anticipation of the ensuing increase in interest rates. Currently, with recent interest rate increases behind us, we are aggressive buyers of longer, high-grade discount bonds. We believe that investor sentiment has weakened and the market has taken on a negative psychology.

     The Fund has initiated a program whereby it may repurchase shares of its common stock in the open market. It is the Fund's intention to repurchase shares of its stock at such times, prices and amounts deemed advisable. There can be no assurance that the Board of Directors will continue this program.

     Municipal Bond Market Outlook
     Our outlook for the municipal bond market is optimistic. We think that the actions of the Fed were preemptively conservative. It is our opinion that inflation should remain in check, at least in the near term. A possible easing of economic activity as a result of Y2K ramifications could prove positive for fixed income markets.

     Looking ahead, we believe that the U.S. economy should remain strong in the coming months with muted inflationary pressures. Recent economic conditions have created opportunities for municipal securities to catch up with Treasuries, and we continue to see good value at the long end of the market.

     With long-term municipal bond yields in the 5.75% range and inflation under control, "real," inflation-adjusted yields on longer intermediate- and long-term municipals are quite competitive. Following the Fed's August 24, 1999 short-term interest rate increase of 0.25%, we do not anticipate further policy change for the remainder of 1999 amid optimism that the Fed has acted sufficiently to curb inflationary pressures. As always, we will be monitoring these events closely.

     In closing, thank you for investing in the Managed Municipal Portfolio II Inc. We look forward to continuing to help you pursue your financial goals.

     Sincerely,


     /s/ Heath B. McLendon                            /s/ Joseph P.Deane
     ---------------------                            ------------------
     Heath B. McLendon                                Joseph P. Deane
     Chairman                                         Vice President and
                                                      Investment Officer

     September 23, 1999

--------------------------------------------------------------------------------
  Take Advantage of the Fund's Dividend Reinvestment Plan!

  Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

  As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

  Plan Summary
  If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

  The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

  If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, the Plan Agent (First Data Investor Services Group, Inc.) will buy common stock for your account in the open market.

  If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

  Restated Plan Adopted
  A more complete description of the current Plan appears beginning on page 26. The description is based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan Agent and for the purpose of standardizing the terms among all closed-end Mutual Funds managed by SSB Citi Fund Management LLC, formerly known as SSBC Fund Management Inc.

  To find out more detailed information about the Plan and about how you can participate, please call First Data Investor Services Group, Inc. at (800) 331-1710.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Schedule of Investments
                               August 31, 1999
--------------------------------------------------------------------------------

   Face
  Amount       Rating(a)             Security                              Value
====================================================================================
Alaska -- 2.4%
$   2,895,000   A2*     Alaska Industrial Development & Export
                           Authority Revolving Fund,
                           Series A, 6.500% due 4/1/14 (b)              $ 3,036,131
------------------------------------------------------------------------------------
California -- 9.5%
    2,500,000   Baa3*   California Educational Facilities Authority
                           Revenue, (Pooled College & University
                           Projects), Series A, 5.625% due 7/1/23         2,362,500
    5,105,000   AAA     Los Angeles County, CA Metropolitan
                           Transportation Authority, Sales Tax Revenue,
                           First Tier, Series A, MBIA-Insured,
                           5.250% due 7/1/18                              4,932,706
    1,465,000   AA      Metropolitan Water District, Southern
                           California Waterworks, Series A,
                           5.000% due 7/1/16                              1,393,581
    2,200,000              AAA Roseville, CA Water Utility Revenue, COP,
                           FGIC-Insured, 5.200% due 12/1/18 2,112,000
    1,000,000   AAA     San Jose, CA Redevelopment Agency, Tax
                           Allocation, (Merged Area Redevelopment
                           Project), MBIA-Insured, 5.250% due 8/1/16        980,000
------------------------------------------------------------------------------------
                                                                         11,780,787
------------------------------------------------------------------------------------
Colorado -- 17.0%
    1,000,000   Aaa*    Arapahoe County, CO Capital Improvement
                           Trust Fund, E-470 Public Highway Authority
                           Revenue, (Pre-Refunded-- Escrowed with
                           U.S. government securities to 8/31/05
                           Call @ 103), 7.000% due 8/31/26                1,143,750
    1,000,000   A-      Aspen, CO Sales Tax Revenue,
                           5.400% due 11/1/99                               960,000
                        Colorado Health Facilities Authority Revenue:
    1,000,000   AA         Series A, 5.000% due 12/1/28                     852,500
    1,000,000   A          Series B, Remarketed 7/8/98,
                             5.350% due 8/1/15                              952,500
    4,000,000   BBB+    Colorado Springs, CO Airport Revenue,
                           Series A, 7.000% due 1/1/22 (b)                4,235,000
   30,000,000   Aaa*    Dawson Ridge, CO Metropolitan District No. 1,
                           Series A, (Escrowed to maturity with
                           REFCO Strips), zero coupon bond to yield
                           6.650% due 10/1/22                             6,525,000

                                              See Notes to
                                   6          Financial Statements.

--------------------------------------------------------------------------------
                            Schedule of Investments
                          August 31, 1999 (continued)
--------------------------------------------------------------------------------

  Face
 Amount       Rating(a)              Security                              Value
====================================================================================

Colorado -- 17.0% (continued)
                        Denver, CO City & County Airport Revenue,
                           Series C:
$   2,785,000   Aaa*         Partially escrowed to maturity with
                               U.S. government securities,
                               6.125% due 11/15/25 (b)                  $ 2,990,394
    3,465,000   BBB+         6.125% due 11/15/25 (b)                      3,555,956
------------------------------------------------------------------------------------
                                                                         21,215,100
------------------------------------------------------------------------------------
Florida -- 5.1%
      500,000   AAA     Broward County, FL Airport System Revenue,
                           Passenger Facility Convertible Lien, Series H-2,
                           AMBAC-Insured, 4.750% due 10/1/23                430,000
    1,500,000   BBB-    Martin County, FL IDA, (Indiantown
                           Cogeneration Project), Series A,
                           7.875% due 12/15/25 (b)                        1,543,125
    4,000,000   NR      Tampa, FL Revenue, (Florida Aquarium Inc.
                           Project), (Pre-Refunded -- Escrowed with
                           U.S. government securities to 5/1/02
                           Call @ 102), 7.750% due 5/1/27 (c)             4,405,000
------------------------------------------------------------------------------------
                                                                          6,378,125
------------------------------------------------------------------------------------
Georgia -- 0.7%
    1,000,000   A3*     Private Colleges & Universities Authority
                           Revenue, (Mercer University Project),
                           Series A, 5.375% due 10/1/29                     918,750
------------------------------------------------------------------------------------
Hawaii -- 3.0%
    2,000,000   A       Hawaii State Department of Budget & Finance,
                           Special Purpose Revenue, Kaiser Permanente,
                           Series A, 5.100% due 3/1/14                    1,865,000
    2,000,000   AAA     Hawaii State GO, Series CP, FGIC-Insured,
                           5.000% due 10/1/16                             1,870,000
------------------------------------------------------------------------------------
                                                                          3,735,000
------------------------------------------------------------------------------------
Illinois -- 2.6%
    1,000,000   Aaa*    Illinois HFA, Memorial Health System,
                           MBIA-Insured, 5.250% due 10/1/18                 943,750
                        Kane County, IL GO, School District No. 129,
                           Aurora West Side, FGIC-Insured:
      590,000   Aaa*         5.500% due 2/1/11                              598,850
      675,000   Aaa*         5.500% due 2/1/12                              682,594
    1,000,000   Aaa*         5.125% due 2/1/14                              952,500
------------------------------------------------------------------------------------
                                                                          3,177,694
------------------------------------------------------------------------------------

                                              See Notes to
                                   7          Financial Statements.

--------------------------------------------------------------------------------
                            Schedule of Investments
                          August 31, 1999 (continued)
--------------------------------------------------------------------------------

  Face
 Amount       Rating(a)               Security                             Value
====================================================================================
Iowa -- 1.3%
$   1,500,000   AA-     Dawson, IA IDR, (Cargill Inc. Project),
                           6.500% due 7/15/12                            $1,576,875
------------------------------------------------------------------------------------
Louisiana -- 0.7%
    1,000,000   AAA     Louisiana Local Government Environment
                           Facilities, Community Development Authority
                           Revenue, Capital Projects & Equipment
                           Acquisition, AMBAC-Insured,
                           4.500% due 12/1/18                               850,000
------------------------------------------------------------------------------------
Maine -- 0.2%
      300,000   AAA     Maine Governmental Facilities Authority,
                           Lease Rent Revenue, FSA Insured,
                           5.625% due 10/1/19                               295,125
------------------------------------------------------------------------------------
Maryland -- 1.7%
    4,000,000   NR      Maryland State Energy Financing Administration,
                           Solid Waste Disposal Revenue,
                           (Hagerstown Recycling Project),
                           9.000% due 10/15/16 (b)(d)                       880,000
    1,500,000   A       Maryland State Health & Higher Educational
                           Facilities Authority Revenue, Loyola College
                           Issue, 5.000% due 10/1/39                      1,284,375
------------------------------------------------------------------------------------
                                                                          2,164,375
------------------------------------------------------------------------------------
Massachusetts -- 3.9%
    1,000,000   Aaa*    Massachusetts State College Building Authority
                           Revenue, Series 1, MBIA-Insured,
                           5.375% due 5/1/39                                928,750
    1,000,000   AAA     Massachusetts State Health & Educational
                           Facilities Authority Revenue, Northeastern
                           University, Series I, MBIA-Insured,
                           5.000% due 10/1/29                               880,000
    1,000,000   AAA     Massachusetts State HFA, Housing Development,
                           Series B, MBIA-Insured, 5.300% due 12/1/17       968,750
    2,000,000   AAA     Massachusetts State Turnpike Authority,
                           Metropolitan Highway Systems Revenue,
                           Subseries A, AMBAC-Insured,
                           4.750% due 1/1/34                              1,645,000
                        Massachusetts State Water Resource Authority,
      510,000   AAA        MBIA-Insured, Series C, 5.250% due 12/1/20       484,500
------------------------------------------------------------------------------------
                                                                          4,907,000
------------------------------------------------------------------------------------

                                              See Notes to
                                       8      Financial Statements.

--------------------------------------------------------------------------------
                            Schedule of Investments
                          August 31, 1999 (continued)
--------------------------------------------------------------------------------

  Face
 Amount       Rating(a)               Security                            Value
====================================================================================
Michigan -- 7.8%
$   4,000,000   NR      Michigan State Strategic Fund Resource
                           Recovery, Limited Obligation Revenue,
                           Central Wayne Energy Recovery L.P.,
                           Series A, 7.000% due 7/1/27 (b)               $3,855,000
    5,600,000   NR      Midland County, MI Economic Development
                           Corp., PCR, Limited Obligation,
                           Series B, 9.500% due 7/23/09 (b)               5,890,136
------------------------------------------------------------------------------------
                                                                          9,745,136
------------------------------------------------------------------------------------
Minnesota -- 0.8%
    1,000,000   AAA     Minneapolis & Saint Paul, MN Community
                           Airport Revenue, Series A, FGIC-Insured,
                           5.125% due 1/1/25                                930,000
------------------------------------------------------------------------------------
Missouri -- 0.8%
    1,000,000   AAA     Fenton, MO COP, (Capital Improvements
                           Project), MBIA-Insured, 5.125% due 9/1/17        945,000
------------------------------------------------------------------------------------
Montana -- 1.6%
    2,000,000   NR      Montana State Board of Investment Resource
                           Recovery Revenue, (Yellowstone Energy L.P.
                           Project), 7.000% due 12/31/19 (b)              1,990,000
------------------------------------------------------------------------------------
Nevada -- 4.0%
    4,650,000   Baa2*   Clark County, NV IDR, Southwest Gas Corp.,
                           Series B, 7.500% due 9/1/32 (b)                4,981,313
------------------------------------------------------------------------------------
New Jersey -- 0.6%
      780,000   AAA     Essex County, NJ Improvement Authority
                           Revenue, Utility System, Orange Franchise,
                           Series A, MBIA-Insured, 5.375% due 7/1/18        763,425
------------------------------------------------------------------------------------
New Mexico -- 0.9%
    1,095,000   AAA     New Mexico Mortgage Financing Authority,
                           Single-Family Mortages, Series D-3,
                           5.625% due 9/1/28                              1,074,469
------------------------------------------------------------------------------------
New York -- 5.8%
    2,000,000   A-      Long Island Power Authority, Electric
                           System Revenue, Series A,
                           5.500% due 12/1/29                             1,915,000
    1,000,000   AA      New York, NY Transitional Finance Authority
                           Revenue, Future Tax Secured,
                           Series B, 4.750% due 11/1/17                     891,250

                                   9          See Notes to
                                              Financial Statements.

--------------------------------------------------------------------------------
                            Schedule of Investments
                          August 31, 1999 (continued)
--------------------------------------------------------------------------------

  Face
 Amount      Rating(a)                 Security                            Value
====================================================================================
New York -- 5.8% (continued)
$   1,135,000   AAA     New York State Dormitory Authority Revenue:
                           Barnard College, AMBAC-Insured,
                             5.250% due 7/1/16                           $1,105,206
    1,000,000   AAA        City University System, Series A, FGIC-Insured,
                             5.000% due 7/1/16                              938,750
    1,500,000   AAA        Mental Health Services Facilities, Series D,
                             FSA-Insured, 5.125% due 8/15/17              1,408,125
    1,000,000   AAA        Municipal Health Facility Improvement Program,
                             Series A, FSA-Insured, 5.500% due 5/15/16      998,750
------------------------------------------------------------------------------------
                                                                          7,257,081
------------------------------------------------------------------------------------
North Carolina -- 1.3%
    1,500,000   A3*     Coastal Regional Solid Waste Management
                           Disposal Authority, Solid Waste Disposal
                           Revenue, 6.500% due 6/1/08                     1,610,625
------------------------------------------------------------------------------------
Ohio -- 3.3%
    1,000,000   AAA     Cuyahoga County, OH Hospital Revenue,
                           AMBAC-Insured, 5.500% due 1/15/30                963,750
    1,990,000   AAA     Lucas County, OH Hospital Revenue,
                           Promedia Healthcare Obligation Group,
                           AMBAC-Insured, 5.375% due 11/15/29             1,890,500
    1,220,000   AAA     Ohio State Higher Educational Facility
                           Commission Revenue, University of Dayton,
                           AMBAC-Insured, 5.350% due 12/1/17              1,212,375
------------------------------------------------------------------------------------
                                                                          4,066,625
------------------------------------------------------------------------------------
South Carolina -- 4.5%
      500,000   AAA     Lexington County, SC Health Services District,
                           Hospital Revenue, FSA-Insured,
                           5.250% due 11/1/17                               478,750
    2,120,000   A3*     Myrtle Beach, SC COP, (Myrtle Beach
                           Convention Center Project),
                           6.875% due 7/1/07                              2,300,200
    3,000,000   Aaa*    South Carolina Transportation Infrastructure
                           Bank Revenue, Series A, AMBAC-Insured,
                           5.250% due 10/10/21                            2,842,500
------------------------------------------------------------------------------------
                                                                          5,621,450
------------------------------------------------------------------------------------
Texas -- 9.4%
    1,000,000   Aaa*    Arlington, TX ISD, PSFG, 5.000% due 2/15/24         897,500
    1,000,000   Aaa*    Azle, TX ISD, PSFG, Series C,
                           5.000% due 2/15/22                               902,500



                                              See Notes to
                                10            Financial Statements.

--------------------------------------------------------------------------------
                            Schedule of Investments
                          August 31, 1999 (continued)
--------------------------------------------------------------------------------

  Face
 Amount        Rating(a)          Security                                 Value
====================================================================================
Texas -- 9.4% (continued)
$   2,000,000   Baa1*   Brazos River Authority, TX PCR,
                           Utility Electric Co., Series C,
                           5.550% due 6/1/30                            $ 1,777,500
                        Burleson, TX ISD, GO, PSFG:
    1,065,000   NR         Pre-Refunded -- Escrowed with U.S.
                             government securities to 8/1/06 Call @ 100,
                             6.750% due 8/1/24 (c)                        1,192,800
      435,000   Aaa*       6.750% due 8/1/24                                470,888
    1,000,000   AA      Harris County, TX GO, Toll Road Sub. Lien,
                           5.125% due 8/15/17                               948,750
    1,000,000   AA      Harris County, TX Health Facilities
                           Development Corp., Hospital Revenue,
                           (Texas Childrens Hospital Project), Series A,
                           5.250% due 10/1/19                               928,750
    1,830,000   AAA     Texas State GO, Water Development, Series D,
                           5.000% due 8/1/16                              1,727,063
    1,500,000   AAA     Texas Water Development Board Revenue,
                           State Revolving Fund, Sr. Lien, Series B,
                           5.000% due 7/15/15                             1,421,250
    1,520,000   AAA     West Texas Municipal Power Agency Revenue,
                           MBIA-Insured, 5.000% due 2/15/16               1,419,300
------------------------------------------------------------------------------------
                                                                         11,686,301
------------------------------------------------------------------------------------
Virgin Islands -- 0.8%
    1,000,000   BBB-    Virgin Islands Public Finance Authority Revenue,
                           Sr. Lien, Series A, 5.500% due 10/1/22           950,000
------------------------------------------------------------------------------------
Virginia -- 6.8%
    2,000,000   AAA     Riverside, VA Regional Jail Facility Revenue,
                           MBIA-Insured, 6.000% due 7/1/25                2,080,000
                        Virginia State Housing Development Authority:
                           Commonwealth Mortgage Revenue:
    1,000,000   AAA          Series D, Subseries D-2, Remarketed 1/4/96,
                               MBIA-Insured, 5.600% due 7/1/12            1,015,000
    1,245,000   AA+          Series D, Subseries D-3, Remarketed 5/30/96,
                               5.700% due 7/1/09                          1,266,788
    2,970,000   AA+          Series F, Subseries F-1, Remarketed 9/12/95,
                               6.400% due 7/1/17                          3,092,512
      925,000   AA+        Multi-Family Housing Revenue, Series K,
                             5.900% due 11/1/11                             949,280
------------------------------------------------------------------------------------
                                                                          8,403,580
------------------------------------------------------------------------------------

                                11            See Notes to
                                              Financial Statements.

--------------------------------------------------------------------------------
                            Schedule of Investments
                          August 31, 1999 (continued)
--------------------------------------------------------------------------------

  Face
 Amount      Rating(a)                   Security                           Value
====================================================================================
Wisconsin -- 3.5%
                        Wisconsin Housing & Economic Development
                           Authority, Series A:
$   2,000,000   AA           Home Ownership Revenue,
                               6.450% due 3/1/17                        $ 2,067,500
    1,370,000   AA-          Housing Revenue, 5.650% due 11/1/23          1,328,900
    1,000,000   AAA     Wisconsin State Health & Educational Facilities
                           Authority Revenue, (Medical College of
                           Wisconsin Project), MBIA-Insured,
                           5.400% due 12/1/16                               977,500
------------------------------------------------------------------------------------
                                                                          4,373,900
------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $126,356,272**)                       $124,433,867
------------------------------------------------------------------------------------

 (a) All ratings are by Standard & Poor's Ratings Service with the exception of those identified by an asterisk (*), which are rated by Moody's Investor's Service, Inc.
 (b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
 (c) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
 (d) Security in default.
 **  Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 13 and 14 for definitions of ratings and certain security descriptions.


--------------------------------------------------------------------------------
                  Summary of Investments by Combined Ratings
                          August 31, 1999 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  Percent of
     Moody's           and/or            Standard & Poor's     Total Investments
--------------------------------------------------------------------------------

       Aaa                                      AAA                        48.7%
       Aa                                       AA                         13.7
        A                                        A                         11.9
       Baa                                      BBB                        15.6
       NR                                       NR                         10.1
                                                                         ------
                                                                          100.0%
                                                                         ======
--------------------------------------------------------------------------------

                                              See Notes to
                              12              Financial Statements.

--------------------------------------------------------------------------------
                                 BOND RATINGS
                                  (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB      -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 is the lowest ranking within its generic category.

Aaa     -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa      -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A       -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     -- Bonds rated "Baa" are considered as medium grade obligations,
           i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR      -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
                          Short-Term Security Ratings
                                  (unaudited)
--------------------------------------------------------------------------------

SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issued determined possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1     -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+)sign.
A-2     -- Standard & Poor's second highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 --  Moody's highest rating for issues having a demand feature -- VRDO.

P-1    --  Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG-1 rating.


--------------------------------------------------------------------------------
                             Security Descriptions
                                  (unaudited)
--------------------------------------------------------------------------------

ABAG     --  Association of Bay Area Governments
AIG      --  American International Guaranty
AMBAC    --  AMBAC Indemnity Corporation
BAN      --  Bond Anticipation Notes
BIG      --  Bond Investors Guaranty
CGIC     --  Capital Guaranty Insurance Company
CHFCLI   --  California Health Facility
             Construction Loan Insurance
COP      --  Certificate of Participation
EDA      --  Economic Development Authority
FAIRS    --  Floating Adjustable Interest Rate Securities
FGIC     --  Financial Guaranty Insurance Company
FHA      --  Federal Housing Administration
FHLMC    --  Federal Home Loan Mortgage Corporation
FNMA     --  Federal National Mortgage Association
FRTC     --  Floating Rate Trust Certificates
FSA      --  Financial Security Assurance
GIC      --  Guaranteed Investment Contract
GNMA     --  Government National Mortgage Association
GO       --  General Obligation
HDC      --  Housing Development Corporation
HFA      --  Housing Finance Authority
IDA      --  Industrial Development Authority
IDB      --  Industrial Development Board
IDR      --  Industrial Development Revenue
IFA      --  Industrial Finance Agency
INFLOS   --  Inverse Floaters
ISD      --  Independent School District
LOC      --  Letter of Credit
MBIA     --  Municipal Bond Investors Assurance Corporation
MVRICS   --  Municipal Variable Rate Inverse Coupon Security
PCR      --  Pollution Control Revenue
PSFG     --  Permanent School Fund Guaranty
RAN      --  Revenue Anticipation Notes
RIBS     --  Residual Interest Bonds
RITES    --  Residual Interest Tax-Exempt Securities
SYCC     --  Structured Yield Curve Certificate
TAN      --  Tax Anticipation Notes
TECP     --  Tax Exempt Commercial Paper
TOB      --  Tender Option Bonds
TRAN     --  Tax and Revenue Anticipation Notes
VA       --  Veterans Administration
VRDD     --  Variable Rate Daily Demand
VRWE     --  Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
                          Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                 August 31, 1999
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost-- $126,356,272)                    $124,433,867
   Interest receivable                                               1,785,880
   Receivable for securities sold                                    1,421,859
--------------------------------------------------------------------------------
   Total Assets                                                    127,641,606
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                    295,208
   Payable to bank                                                     276,694
   Dividends payable                                                   230,905
   Investment advisory fees payable                                     81,066
   Administration fees payable                                          22,833
   Accrued expenses                                                    121,193
--------------------------------------------------------------------------------
   Total Liabilities                                                 1,027,899
--------------------------------------------------------------------------------
Total Net Assets                                                  $126,613,707
--------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                       $  11,235
   Capital paid in excess of par value                             134,234,852
   Treasury stock (Note 7)                                            (268,562)
   Undistributed net investment income                                  93,868
   Accumulated net realized loss
     from security transactions and futures contracts               (5,535,281)
   Net unrealized depreciation of investments                       (1,922,405)
--------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $11.30 a share on 11,234,706 shares of $0.001
     par value outstanding; 500,000,000 shares authorized)        $126,613,707
--------------------------------------------------------------------------------



                                                 See Notes to
                                15               Financial Statements.

--------------------------------------------------------------------------------
                            Statement of Operations
--------------------------------------------------------------------------------

                                                                        Year Ended
                                                                      August 31, 1999
-------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                             $ 7,690,766
-------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 3)                                        952,756
   Administration fees (Note 3)                                             272,216
   Shareholder communications                                               114,975
   Audit and legal                                                           53,998
   Directors' fees                                                           41,974
   Shareholder and system servicing fees                                     19,477
   Pricing service fees                                                       9,125
   Registration fees                                                          7,855
   Custody                                                                    6,805
   Other                                                                      8,534
-------------------------------------------------------------------------------------
   Total Expenses                                                         1,487,715
   Less: Investment advisory and administration fee waivers (Note 3)        (88,977)
-------------------------------------------------------------------------------------
   Net Expenses                                                           1,398,738
-------------------------------------------------------------------------------------
Net Investment Income                                                     6,292,028
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 4 AND 5):
   Realized Loss From:
     Security transactions (excluding short-term securities)             (4,440,784)
     Futures contracts                                                     (110,875)
-------------------------------------------------------------------------------------
   Net Realized Loss                                                     (4,551,659)
-------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation)
   of Investments:
     Beginning of year                                                    5,088,271
     End of year                                                         (1,922,405)
-------------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                               (7,010,676)
-------------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                           (11,562,335)
-------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                 $ (5,270,307)
-------------------------------------------------------------------------------------




                                                    See Notes to
                               16                   Financial Statements.

--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                       Year Ended        Year Ended
                                                    August 31, 1999   August 31, 1998
-------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                            $ 6,292,028         $ 6,195,714
   Net realized gain (loss)                          (4,551,659)          1,007,582
   Increase in net unrealized
     appreciation (depreciation)                     (7,010,676)          4,890,299
-------------------------------------------------------------------------------------
   Increase (Decrease)
     in Net Assets From Operations                   (5,270,307)         12,093,595
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
   Net investment income                             (6,088,436)         (6,479,500)
   Net realized gains                                (1,988,543)         (1,901,590)
-------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                   (8,076,979)         (8,381,090)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Treasury stock acquired                             (268,562)                  --
-------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Fund Share Transactions                           (268,562)                  --
-------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                   (13,615,848)          3,712,505
NET ASSETS:
   Beginning of year                                140,229,555         136,517,050
-------------------------------------------------------------------------------------
   End of year*                                    $126,613,707        $140,229,555
=====================================================================================
* Includes undistributed (overdistributed)
     net investment income of:                          $93,868           $(106,481)
=====================================================================================

                                                    See Notes to
                              17                    Financial Statements.

--------------------------------------------------------------------------------
                         Notes to Financial Statements
--------------------------------------------------------------------------------

     1. Significant Accounting Policies

     Managed Municipals Portfolio II Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At August 31, 1999, reclassifications were made to undistributed net investment income and accumulated net realized gains to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
                         Notes to Financial Statements
                                  (continued)
--------------------------------------------------------------------------------

     2.  Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

     3. Investment Advisory Agreement, Administration Agreement and Other Transactions

     SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly. For the year ended August 31, 1999, SSBC waived $69,402 of its investment advisory fee.

     SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended August 31, 1999, SSBC waived $19,575 of its administration fee.

     All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

     4.  Investments

     For the year ended August 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                           $36,478,099
--------------------------------------------------------------------------------
Sales                                                                38,406,849
--------------------------------------------------------------------------------

     At August 31, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                        $3,885,901
Gross unrealized depreciation                                        (5,808,306)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(1,922,405)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Notes to Financial Statements
                                  (continued)
--------------------------------------------------------------------------------


     5.  Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

     The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At August 31, 1999, the Fund had no open futures contracts.

     6.  Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     7.  Capital Shares

     At August 31, 1999, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

     On July 27, 1999, the Fund commenced a share repurchase plan. As of August 31, 1999, repurchased shares totaled 27,200.

     8.  Capital Loss Carryforward

     At August 31, 1999, the Fund had, for Federal income tax purposes, $972,645 of unused capital loss carryforwards available to offset future capital gains expiring August 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended August 31, except where noted:

                                  1999      1998      1997      1996     1995
--------------------------------------------------------------------------------
Net Asset Value,
   Beginning of Year             $12.48    $12.15    $11.98    $12.36   $12.15
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(1)        0.56      0.55      0.63      0.66     0.69
   Net realized and
    unrealized gain (loss)        (1.02)     0.53      0.48     (0.21)    0.32
--------------------------------------------------------------------------------
Total Income (Loss)
   From Operations                (0.46)     1.08      1.11      0.45     1.01
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income          (0.54)    (0.58)    (0.66)    (0.67)   (0.68)
   Net realized gains             (0.18)    (0.17)    (0.28)    (0.16)   (0.12)
--------------------------------------------------------------------------------
Total Distributions               (0.72)    (0.75)    (0.94)    (0.83)   (0.80)
--------------------------------------------------------------------------------
Net Asset Value, End of Year     $11.30    $12.48    $12.15    $11.98   $12.36
--------------------------------------------------------------------------------
Total Return, Based on
   Market Value*                  (0.59)%   (1.31)%    7.75%     7.35%    8.86%
--------------------------------------------------------------------------------
Total Return, Based on
   Net Asset Value*               (3.29)%    9.57%     9.86%     4.01%    9.20%
--------------------------------------------------------------------------------
Net Assets,
   End of Year (millions)          $127      $140      $137      $134     $139
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(1)                     1.03%     1.10%     1.10%     1.09%    1.14%
   Net investment income           4.62      4.46      5.23      5.31     5.80
--------------------------------------------------------------------------------
Portfolio Turnover Rate              27%       66%       97%       63%      95%
--------------------------------------------------------------------------------
Market Value, End of Year       $10.063   $10.813   $11.688   $11.750  $11.625
--------------------------------------------------------------------------------

(1) The investment adviser and administrator waived a part of their fees for the year ended August 31, 1999. If such fees were not waived the per share decrease on the net investment income and the annualized ratio of expenses to average net assets would have been $0.01 and 1.09%, respectively.

* The total return assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

--------------------------------------------------------------------------------
                         Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Managed Municipals Portfolio II Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Managed Municipals Portfolio II Inc. as of August 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed Municipals Portfolio II Inc. as of August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.




New York, New York
October 15, 1999

--------------------------------------------------------------------------------
                  Quarterly Results of Operations (unaudited)
--------------------------------------------------------------------------------

                                                              Net Realized           Net Increase
                                                             and Unrealized          (Decrease) in
                   Investment          Net Investment        Gain (Loss) on         Net Assets From
                     Income                Income             Investments             Operations
               -------------------   ------------------   -------------------   ----------------------
                           Per                    Per                   Per                     Per
Quarter Ended    Total     Share        Total     Share       Total     Share        Total      Share
------------------------------------------------------------------------------------------------------
November 30,
  1996       $ 2,227,411   $0.20   $ 1,879,304   $0.17   $ 5,753,327    $0.51    $ 7,632,631    $0.68
February 28,
  1997         2,180,922    0.19     1,839,607    0.16    (3,515,568)   (0.31)    (1,675,961)   (0.15)
May 31,
  1997         2,225,788    0.20     1,860,549    0.17    (1,006,118)   (0.08)       854,431     0.09
August 31,
  1997         1,927,002    0.17     1,490,559    0.13     4,050,306     0.36      5,540,865     0.49
November 30,
  1997         1,867,638    0.17     1,459,739    0.13     2,741,066     0.25      4,200,805     0.38
February 28,
  1998         1,928,672    0.17     1,555,286    0.14     2,311,045     0.20      3,866,331     0.34
May 31,
  1998         1,932,962    0.17     1,563,665    0.14        (4,226)   (0.00)     1,559,439     0.14
August 31,
  1998         1,999,290    0.18     1,617,024    0.14       849,996     0.08      2,467,020     0.22
November 30,
  1998         1,919,936    0.17     1,605,790    0.14      (355,751)   (0.02)     1,250,039     0.12
February 28,
  1999         1,897,767    0.17     1,556,424    0.14    (1,135,437)   (0.10)       420,987     0.04
May 31,
  1999         1,916,457    0.17     1,545,491    0.14    (3,064,199)   (0.28)    (1,518,708)   (0.14)
August 31,
  1999         1,956,606    0.17     1,584,323    0.14    (7,006,948)   (0.62)    (5,422,625)   (0.48)
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                 NYSE           Net                      Dividend
  Record        Payable         Closing        Asset       Dividend    Reinvestment
   Date           Date           Price         Value         Paid          Price
------------------------------------------------------------------------------------
  9/24/96        9/27/96       $11.625        $12.09        $0.059        $11.66
 10/22/96       10/25/96        11.500         12.20         0.059         11.63
 11/25/96       11/29/96        11.438         12.49         0.059         11.50
 12/23/96*      12/27/96        11.375         12.11         0.285++       11.56
  1/28/97        1/31/97        11.500         11.85         0.059         11.52
  2/25/97        2/28/97        11.500         12.01         0.059         11.53
  3/24/97        3/27/97        11.375         11.68         0.059         11.32
  4/22/97        4/25/97        11.375         11.56         0.059         11.38
  5/27/97        5/30/97        11.375         11.76         0.059         11.58
  6/24/97        6/27/97        11.875         11.99         0.059         11.94
  7/22/97        7/25/97        12.000         12.34         0.059         12.06
  8/26/97        8/29/97        11.688         12.11         0.059         11.75
  9/23/97        9/26/97        11.563         12.25         0.056         11.71
 10/28/97       10/31/97        11.438         12.27         0.056         11.47
 11/24/97       11/28/97        11.500         12.36         0.056         11.55
 12/22/97*      12/26/97        11.625         12.41         0.170         11.57
  1/27/98        1/30/98        12.188         12.44         0.056         12.12
  2/24/98        2/27/98        11.875         12.42         0.056         11.62
  3/24/98        3/27/98        11.250         12.40         0.050         11.37
  4/21/98        4/24/98        11.125         12.28         0.050         11.10
  5/26/98        5/29/98        10.813         12.38         0.050         11.14
  6/23/98        6/26/98        11.063         12.34         0.050         11.12
  7/28/98        7/31/98        10.813         12.33         0.048         10.86
  8/25/98        8/28/98        10.875         12.43         0.048         10.97
  9/22/98        9/25/98        11.313         12.52         0.049         11.52
 10/27/98       10/30/98        11.688         12.46         0.049         11.66
 11/23/98       11/27/98        11.563         12.45         0.049         11.55
 12/21/98*      12/24/98        11.250         12.28         0.177         11.24
  1/26/99        1/29/99        11.125         12.32         0.049         11.10
  2/23/99        2/26/99        10.875         12.25         0.049         10.93
  3/23/99        3/26/99        10.563         12.15         0.049         10.67
  4/27/99        4/30/99        10.375         12.12         0.049         10.41
  5/25/99        5/28/99        10.188         11.96         0.049         10.40
  6/22/99        6/25/99        10.563         11.61         0.050         10.51
  7/27/99        7/30/99         9.875         11.60         0.050          9.98
  8/24/99        8/27/99         9.875         11.25         0.050         10.00
------------------------------------------------------------------------------------

+  As of record date.
++ Includes market discount.
*  Capital gain distribution.

--------------------------------------------------------------------------------
                      Additional Shareholder Information
                                  (unaudited)
--------------------------------------------------------------------------------

     On December 16, 1998, an annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

     1. To approve or disapprove for the Fund, the election of Robert A. Frankel and Heath B. McLendon as Directors; and

     2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

     The results of the vote on Proposal 1 were as follows:

                              Shares        % of     Shares Voted     % of
Directors                    Voted For  Shares Voted    Against   Shares Voted
-------------------------------------------------------------------------------
Robert A. Frankel         10,727,967.671    98.850%   164,894.000    1.150%
Heath B. McLendon         10,734,084.671    98.850    158,777.000    1.150
-------------------------------------------------------------------------------

     The results of the vote on Proposal 2 were as follows:

                    % of         Votes        % of         Votes        % of
     Votes For  Shares Voted    Against   Shares Voted   Abstained  Shares Voted
--------------------------------------------------------------------------------
  10,723,867.484   98.450%    56,832.187       0.520%   112,162.000      1.030%
--------------------------------------------------------------------------------

     The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Allan J. Bloostein, Martin Brody, Dwight B. Crane and William R. Hutchinson.


--------------------------------------------------------------------------------
                                Tax Information
                                  (Unaudited)
--------------------------------------------------------------------------------

  For Federal tax purposes the Fund hereby designates for the fiscal year ended August 31, 1999:

     . 100.00% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

--------------------------------------------------------------------------------
                          Dividend Reinvestment Plan
                                  (unaudited)
--------------------------------------------------------------------------------

     Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by First Data Investor Services Group Inc. ("First Data") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

     The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

     If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the AMEX or elsewhere, for the participants' accounts. If following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, First Data will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. First Data will begin to purchase common stock on the open market as soon as practicable after the determination date

--------------------------------------------------------------------------------
                          Dividend Reinvestment Plan
                            (unaudited)(continued)
--------------------------------------------------------------------------------

for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

     First Data maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

     Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the fund. No brokerage charges apply with respect to shares of common stock issued directly by the fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 9699, Providence, RI 02940-9699 or by telephone at 1-800-451-2010.


                   ----------------------------------------
     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                              Managed Municipals
                               Portfolio II Inc.

Directors                               Investment Adviser
Allan J. Bloostein                      SSB Citi Fund Management LLC
Martin Brody                            388 Greenwich Street
Dwight B. Crane                         New York, New York 10013
Robert A. Frankel
William R. Hutchinson                   Transfer Agent
Heath B. McLendon, Chairman             First Data Investor Services
                                         Group, Inc.
Charles F. Barber, Emeritus             P.O. Box 9699
                                        Providence, RI 02940-9699
Officers
Heath B. McLendon                       Custodian
President and                           PNC Bank, N.A.
Chief Executive Officer                 17th and Chestnut Streets
                                        Philadelphia, Pennsylvania 19103
Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

             This report is intended only for shareholders of the
                     Managed Municipals Portfolio II Inc.
              It is not a Prospectus, circular or representation
              intended for use in the purchase or sale of shares of
            the Fund or of any securities mentioned in the report.
                                 FD0775 10/99